Exhibit 23.2
                        INDEPENDENT ACCOUNTANTS' CONSENT



To  the  Board  of  Directors  of
Asia  Properties,  Inc.



We consent to the use in this Form SB-2 Registration Statement of our report dated April 2, 2003 relating to the audited consolidated financial statements of Asia Properties, Inc. for the year ended December 31, 2002. We also consent to the reference to our firm under the caption "Experts" in the prospectus.



DALE,  MATHESON,  CARR-HILTON
  CHARTERED  ACCOUNTANTS
Vancouver,  B.C.
May  23,  2003